ACCOUNTING POLICIES (Policies)	9 Months Ended
Sep. 30, 2021
Disclosure Of Accounting Policies [Abstract]
Going concern

Going concern

The Group monitors its funding position throughout the year to ensure that it has access to sufficient funds to meet its forecast cash requirements, including newbuilding and loan commitments, and to monitor compliance with the financial covenants within its loan facilities. As of 30 September 2021, TORM’s available liquidity including undrawn and committed facilities was USD 185.5m, including a total cash position of USD 109.9m (including restricted cash of USD 5.7m ).TORM’s net interest-bearing debt was USD 938.2m, and the net debt loan-to-value ratio was 53.6%. TORM performs sensitivity calculations to reflect different scenarios including, but not limited to, future freight rates and vessel valuations in order to identify risks to future liquidity and covenant compliance and to enable Management to take corrective actions, if required. The principal risks and uncertainties facing the Group are set out on page [12]. Currently, extra attention is given to the timing of the restoration of the global oil demand related to implications of COVID-19 on TORM’s operations. The expected effects have been addressed in the sensitivity analysis.

The Board of Directors has considered the Group’s cash flow forecasts and the expected compliance with the Company’s financial covenants for a period of not less than 12 months from the date of approval of this interim report. Based on this review, the Board of Directors has a reasonable expectation that, taking into account reasonably possible changes in trading performance and vessel valuations, the Group will be able to continue in operational existence and comply with its financial covenants for a period of not less than 12 months from the date of approval of this interim report. Accordingly, the Group continues to adopt the going concern basis in preparing its financial statements.